TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America

SUPPLEMENT NO. 1

dated October 5, 2017

to the Prospectus Levels 1, 2, 3, 4 dated May 1, 2017

This supplement amends certain disclosure in the prospectus for the TIAA Access individual and group variable annuity contracts. Please keep this supplement with your prospectus for future reference.

Effective on or about September 27, 2017, the American Beacon Holland Large Cap Growth Fund changed its name to American Beacon Bridgeway Large Cap Growth II Fund. As a result, all references to American Beacon Holland Large Cap Growth Fund are deleted and replaced with American Beacon Bridgeway Large Cap Growth II Fund.

A40152 (10/17)